SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2014

Galaxy Gaming, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-30653	20-8143439
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6980 O’Bannon Drive, Las Vegas, NV	89117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 939-3254

_____________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As discussed in our previous filings, we were served in October of 2012 with a complaint by Bank of America (“BofA”) regarding a promissory note payable between Galaxy Gaming, LLC (“GGLLC”) and BofA. GGLLC is a Nevada limited liability company that was a predecessor to our current business but is not directly associated with Galaxy Gaming, Inc. The complaint, filed in the Eighth Judicial District Court in the State of Nevada, alleged that we received valuable assets from GGLLC in 2007 for little or no consideration. In the complaint, BofA sought to collect in full the outstanding principal and any accrued interest owed under the promissory note. On February 21, 2014, we reached a full settlement of all claims alleged by BofA. Pursuant to the settlement, BofA agreed to dismiss it legal action and we entered into a mutual release of all claims with BofA. Furthermore, we agreed to vacate the building located at 6980 O’Bannon Drive no later than April 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galaxy Gaming, Inc.

/s/ Gary A. Vecchiarelli

Gary A. Vecchiarelli
Chief Financial Officer

Date: February 27, 2014

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